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                                                                   Exihibit 10.4



                               TUT SYSTEMS INC.
                               1998 STOCK PLAN

                INLAND REVENUE APPROVED RULES FOR UK EMPLOYEES
                               ("THE SUB-PLAN")





                  Adopted by the Company on: January 28, 2000

                      Approved by the Inland Revenue on:

                         Inland Revenue reference no:



                            PricewaterhouseCoopers
                              9 Greyfriars Road
                                   Reading
                              Berkshire  RG1 1JG

                              Tel: 0118 959 7111
                              Fax: 0118 960 7700
                              Ref: RFM/NJD/4751
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                                   SCHEDULE

                       TUT SYSTEMS INC.  1998 STOCK PLAN
                INLAND REVENUE APPROVED RULES FOR UK EMPLOYEES
                               ("THE SUB-PLAN")



1.   General

     This schedule to the Tut Systems Inc. 1998 Stock Plan ("the Plan") sets out the Inland Revenue Approved Rules for UK Employees ("the Sub-Plan").

2.   Establishment of Sub-Plan

     Tut Systems Inc. ("the Company") has established the Sub-Plan under section 4(b)(ix) of the Plan, which authorises the Company to establish sub-plans to the Plan(1).

3.   Purpose of Sub-Plan

     The purpose of the Sub-Plan is to enable the grant to, and subsequent exercise by, employees and directors in the United Kingdom, on a tax favoured basis, of options to acquire shares in the Company under the Plan.

4.   Inland Revenue approval of Sub-Plan

     The Sub-Plan is intended to be approved by the Inland Revenue under
     Schedule 9 to ICTA 1988.

5.   Rules of Sub-Plan

     The rules of the Plan, in their present form and as amended from time to time, shall, with the modifications set out in this schedule, form the rules of the Sub-Plan. In the event of any conflict between the rules of the Plan and this schedule, the schedule shall prevail.

6    Relationship of Sub-Plan to Plan

     The Sub-Plan shall form part of the Plan and not a separate and independent plan.

7.   Interpretation

     In the Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

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Acquiring Company        a company which obtains Control of the Company in the
                         circumstances referred to in rule 26;

Approval Date            the date on which the Sub-Plan is approved by the
                         Inland Revenue under Schedule 9 to ICTA 1988;

Associated Company       The meaning given to that expression by section 187(2)
                         of ICTA 1988;(2)

Close Company            The meaning given to that expression by section 414(1)
                         of, and paragraph 8 of Schedule 9 to, ICTA 1988;(3)

Consortium               the meaning given to that word by section 187(7) of
                         ICTA 1988;(4)

Control the meaning given to that word by section 840 of ICTA 1988 and "Controlled" shall be construed accordingly;(5)

Date of Grant            the date on which an Option is granted to an Eligible
                         Employee determined in accordance with section 14 of the Plan;

Eligible Employee        An Employee who is:

                         (a) An employee (other than a director) of the Company or a company participating in the Sub-Plan; or

                         (b) a director (other than a non-executive director) of the Company or a company participating in the Sub-Plan who is contracted to work at least 25 hours per week for the Company and its subsidiaries or any of them (exclusive of meal breaks)

                         and who, in either case, does not have at the Date of Grant of an Option, and has not had during the preceding twelve months, a Material Interest in a Close Company which is the Company or a company which has Control of the Company or a member of a Consortium which owns the Company;

ICTA 1988                the Income and Corporation Taxes Act 1988;

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Market Value             Notwithstanding section 2(m) of the Plan,

                         (a)  in the case of an Option granted under the Sub
                              Plan:

                              (i)   if at the relevant time the Shares are
                                    listed on the London or New York Stock
                                    Exchange, the market value as defined in
                                    section 2(m)(i) of the Plan;

                              (ii) if paragraph (i) does not apply, the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Inland Revenue Shares Valuation Division on the Date of Grant of the Option or such earlier date or dates as may be agreed with the Board of Inland Revenue;

                         (b) in the case of an option granted under any other share option scheme, the market value of an ordinary share in the capital of the Company determined under the rules of such scheme for the purpose of the grant of the option;

Material Interest        The meaning given to that expression by section 187(3)
                         of ICTA 1988;(6)

New Option               an option granted by way of exchange under rule 26.1;

New Shares               the shares subject to a New Option referred to in rule
                         26.1;

Option a subsisting right to acquire Shares granted under the Sub-Plan;

Optionee an individual who holds an Option or, where the context permits, his legal personal representatives;

Ordinary Share Capital   the meaning given to that expression by section 832(1)
                         of ICTA 1988; and

In this schedule, unless the context otherwise requires:

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           words and expressions not defined above have the same meanings as are given to them in the Plan;

           the rule headings are inserted for ease of reference only and do not affect their interpretation;

           a reference to a rule is a reference to a rule in this schedule;

           the singular includes the plural and vice-versa and the masculine includes the feminine; and

           a reference to a statutory provision is a reference to a United Kingdom statutory provision and includes any statutory modification, amendment or re-enactment thereof.

8.   Companies participating in Sub-Plan

     The companies participating in the Sub-Plan shall be the Company and any company Controlled by the Company which has been nominated by the Company to participate in the Sub-Plan.

9.   Shares used in Sub-Plan

     The Shares shall form part of the Ordinary Share Capital of the Company and shall at all times comply with the requirements of paragraphs 10 to 14 of Schedule 9 to ICTA 1988.(7)

10.  Grant of Options

     An option granted under the Sub-Plan shall be granted under and subject to the rules of the Plan as modified by this schedule.

11.  Identification of Options

     An Option Agreement issued in respect of an Option shall expressly state that it is issued in respect of an Option. An option which is not so identified shall not constitute an Option.

12.  Contents of Option Agreement

     An Option Agreement issued in respect of an Option shall state:

           that it is issued in respect of an Option;

           the date of grant of the Option;

           the number of Shares subject to the Option;

           the exercise price under the Option;

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           any performance target or other condition imposed on the exercise of the Option;

           the date(s) on which the Option will ordinarily become exercisable;
           and

           the period during which an Option may be exercised by an Optionee who ceases to be an Eligible Employee..

13.  Earliest date for grant of Options

     An Option may not be granted earlier than the Approval Date.

14.  Persons to whom Options may be granted

     An Option may not be granted to an individual who is not an Eligible Employee at the Date of Grant.

     For the avoidance of doubt, Options may not be granted under the Sub-Plan to Consultants.

15.  Options non transferable

     An Option shall be personal to the Eligible Employee to whom it is granted and, subject to rule 25, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Optionee purports to transfer, charge or otherwise alienate the Option.

     Section 12 of the Plan shall be construed accordingly.

16.  Limit on number of Shares placed under Option under Sub-Plan

     For the avoidance of doubt, Shares placed under Option under the Sub-Plan shall be taken into account for the purpose of section 3 of the Plan.

17.  Inland Revenue limit ((Pounds)30,000)

     Notwithstanding section 6(c) of the Plan, an Option may not be granted to an Eligible Employee if the result of granting the Option would be that the aggregate Market Value of the shares subject to all outstanding options granted to him under the Sub-Plan or any other share option scheme established by the Company or an Associated Company and approved by the Board of Inland Revenue under Schedule 9 to ICTA 1988 (other than a savings related share option scheme) would exceed sterling (Pounds)30,000 or such other limit as may from time to time be specified in paragraph 28 of
     Schedule 9 to ICTA 1988(8). For this purpose, the United Kingdom sterling equivalent of the market value of a share on any day shall be determined by taking the spot sterling/dollar exchange rate for that as shown in the Financial Times.

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18.  Exercise price under Options

     Notwithstanding section 9(a)(ii) and (iii) of the Plan, the amount payable per Share on the exercise of an Option shall not be less than the Market Value of a Share on the Date of Grant and shall be stated on the Date of Grant.

19. Performance target or other condition imposed on exercise of Option

     Any performance target or other condition imposed on the exercise of an Option under sections 4(b)(v) and 9(b) of the Plan shall be:

     19.1  objective;

     19.2 such that, once satisfied, the exercise of the Option is not subject to the discretion of any person; and

     19.3  stated on the Date of Grant.

     If an event occurs as a result of which the Plan Administrator considers that a performance target or other condition imposed on the exercise of an Option is no longer appropriate and substitutes, varies or waives under section 4(b)(x) of the Plan the performance target or condition, such substitution, variation or waiver shall:

     19.4  be reasonable in the circumstances; and

     19.5 produce a fairer measure of performance and be neither materially more nor less difficult to satisfy.

20.  Exercise of Options by leavers

     If an Optionee ceases to be an Eligible Employee, the Option may be exercised within the post termination period specified in the Option Agreement or, in the absence of a specified period, the period specified in the Plan. Reference in the Plan (section 4(b)(x)) to a discretionary authority to extend the post-termination exercisability period, shall for the purposes of the Sub-Plan be disregarded.

21.  Latest date for exercise of Options

     The period during which an Option shall be capable of being exercised shall be stated in the Option Agreement and any Option not so exercised by that time shall lapse immediately.

22.  Material Interest

     An Option may not be exercised if the Optionee then has, or has had within the preceding twelve months, a Material Interest in a Close Company which is the Company or which is a company which has Control of the Company or which is a member of a Consortium which owns the Company.

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23.  Manner of payment for Shares on exercise of Options

     The amount due on the exercise of an Option shall be paid in cash or by cheque or banker's draft and may be paid out of funds provided to the Optionee on loan by a bank, broker or other person. Notwithstanding section 9(c)(iv) of the Plan, the amount may not be paid by the transfer to the Company of Shares or any other shares or securities. The date of exercise of an Option shall be the date on which the Company receives the amount due on the exercise of the Option.

24.  Issue or transfer of Shares on exercise of Options

     The Company shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of an Option, issue or transfer to the Optionee, or procure the issue or transfer to the Optionee of, the number of Shares specified in the notice of exercise and shall deliver to the Optionee, or procure the delivery to the Optionee of, a Stock Certificate in respect of such Shares together with, in the case of the partial exercise of an Option, an Option Agreement in respect of, or the original Option Agreement endorsed to show, the unexercised part of the Option, subject only to compliance by the Optionee with the rules of the Sub-Plan and to any delay necessary to complete or obtain:

     24.1 the listing of the Shares on any stock exchange on which Shares are then listed;

     24.2 such registration or other qualification of the Shares under any applicable law, rule or regulation as the Company determines is necessary or desirable; or

     24.3 the making of provision for the payment or withholding of any taxes required to be withheld in accordance with any applicable law in respect of the exercise of the Option or the receipt of the Shares.

     Sections 10(a) and 16 of the Plan shall be read accordingly.

25.  Death of  Optionee

     If an Optionee dies before the tenth anniversary of the Date of Grant, his personal representatives shall be entitled to exercise his Options in accordance with the Plan. If not so exercised, the Options shall lapse immediately. Reference in section 10(d) of the plan, to exercise by a person who acquired the right be bequest or inheritance or under the Optionee's will or the laws of descent and distribution shall be disregarded for the purposes of the Sub-Plan.

26.  Change in Control of Tut Systems Inc.

26.1 Exchange of Options

     If a company ("Acquiring Company") obtains Control of the Company as a result of making:

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     26.1.1  a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

     26.1.2 a general offer to acquire all the shares in the Company of the same class as the Shares an Optionee may, at any time during the period set out in rule 26.2, by agreement with the Acquiring Company, release his Option in whole or in part in consideration of the grant to him of a new option ("New Option") which is equivalent to the Option but which relates to shares ("New Shares") in:

     26.1.3   the Acquiring Company;

     26.1.4  a company which has Control of the Acquiring Company; or

     26.1.5 a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

     References in Section 13(c) of the Plan to a successor corporation assuming or substituting the Option shall be disapplied for the purposes of the Sub-Plan.

26.2 Period allowed for exchange of Options

     The period referred to in rule 26.1 is the period of six months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

26.3 Meaning of "equivalent"

     The New Option shall not be regarded for the purpose of this rule 26 as equivalent to the Option unless:

     26.3.1  the New Shares satisfy the conditions in paragraphs 10 to 14 of
             Schedule 9 to ICTA 1988; and

     26.3.2 save for any performance target or other condition imposed on the exercise of the Option, the New Option will be exercisable in the same manner as the Option and subject to the provisions of the Sub-Plan as it had effect immediately before the release of the Option; and

     26.3.3 the total market value, immediately before the release of the Option, of the Shares which were subject to the Option is equal to the total market value, immediately after the grant of the New Option, of the New Shares (market value being determined for this purpose in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992); and

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     26.3.4  the total amount payable by the Optionee for the acquisition of the
             New Shares under the New Option is equal to the total amount that would have been payable by the Optionee for the acquisition of the Shares under the Option.

26.4 Date of grant of New Option

     The date of grant of the New Option shall be deemed to be the same as the Date of Grant of the Option.

26.5 Application of Sub-Plan to New Option

     In the application of the Sub-Plan to the New Option, where appropriate, references to "Company" and "Shares" shall be read as if they were references to the company to whose shares the New Option relates and the New Shares, respectively, save that in the definition of "Board" the reference to "Company" shall be read as if it were a reference to Tut Systems Inc.

26.6 Disapplication of Merger/Asset Sale Provisions

     The provisions of the Plan in Section 13(c) relating to merger or asset sale shall be disapplied for the purposes of the Sub-Plan, however should the Acquiring Company not agree to grant a New Option in accordance with rule 26.1 above, the Option shall fully vest and become exercisable in accordance with the terms of Section 13(c).

27.  Rights attaching to Shares issued on exercise of Options

     All Shares issued on the exercise of an Option shall, as to any voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Shares in issue at the date of such exercise save as regards any rights attaching to such Shares by reference to a record date prior to the date of such exercise.

     Reference in section 4(b)(v) of the Plan to restrictions/limitations imposed on Option Shares shall be disapplied for the purposes of the Sub-Plan, to the extent that they do not apply to all shares of the same class.

28.  Amendment of Sub-Plan

     Notwithstanding section 15 of the Plan, no amendment of the Sub-Plan shall take effect until it has been approved by the Inland Revenue.

29.  Adjustment of Options

     Notwithstanding sections 4(b)(vi) and (x) of the Plan, no adjustment to an Option shall take effect until it has been approved by the Inland Revenue.

     Reference in Section 13(a) of the Plan to `stock dividend, combination or reclassification' shall be disapplied for the purposes of the Sub-Plan.

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30.  Exercise of discretion by Plan Administrator

     In exercising any discretion which it may have under the Sub-Plan, the Plan Administrator shall act fairly and reasonably.

31.  Disapplication of certain provisions of Plan

     The provisions of the Plan dealing with:

           Incentive Stock Options;

           Stock purchase rights;

           Option Exchange Program;

           Restricted Stock; and

           Buyout Provisions

     shall not form part of, and shall therefore be disregarded for the purposes of the Sub-Plan.

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Notes

(1) The Company is the "grantor" as defined in paragraph 1 of Schedule 9 to ICTA 1988 because it has established the Sub-Plan. In most cases, it will also be the Company which grants options under the Sub-Plan, although this is not a requirement of UK tax legislation.

(2) A company is treated as another's "associated company" at a given time if, at that time or at any other time within one year previously, one of the two has control of the other, or both are under the control of the same person or persons. A person is taken to have control of a company if he exercises, or is able to exercise or is entitled to acquire, direct or indirect control over the company's affairs and, in particular, if he possesses or is entitled to acquire the greater part of the company's issued share capital or the voting power in the company. UK tax legislation contains two definitions of control: the definition of control here is different from that in paragraph 4 below.

(3) A close company is a company which is under the control (as defined in paragraph 1 above) of five or fewer participators (eg shareholders) or of any number of participators who are directors. There are attributed to a participator all the rights and powers (eg shares, voting power) of, inter alia, a company which he controls or of an "associate" (eg relative) of his. Ordinarily, a company is excluded from being a close company if it is non UK resident or 35% of the voting power in the company is held by the public and its shares have been listed, and the subject of dealings, on a recognised stock exchange within the preceding 12 months. However, for the purpose of the material interest test (see paragraph 5 below), this exclusion does not apply with the result that the normal definition of a "close company" is extended.

(4) A company is a member of a consortium owning another company if it is one of a number of companies which between them beneficially own not less than three-quarters of the other company's ordinary share capital and each of which beneficially owns not less than one-twentieth of that capital.

(5)  Control means the power of a person to secure:

(a) by means of the holding of shares or the possession of voting power in or in relation to that or any other body corporate; or

(b) by virtue of any powers conferred by the articles of association or other document regulating that or any other body corporate that the affairs of the first-mentioned body corporate are conducted in accordance with the wishes of that person.



(6) A person has a material interest in a company if he, either on his own or with one or more associates, or if any associate of his with or without such other associates:

(a) is the beneficial owner of, or able, directly or through the medium of other companies, or by any other indirect means to control, more than 10 per cent of the ordinary share capital of the company; or

(b) where the company is a close company, possesses, or is entitled to acquire, such rights as would, in the event of the winding-up of the company or in any other circumstances, give an entitlement to receive more than 10 per cent of the assets which would then be available for distribution among the participators.

(7)  The shares used in the scheme must be:

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(a)  ordinary shares;

(b)  fully paid up;

(c)  not redeemable; and

(d) save for certain limited exceptions, not subject to any restrictions which do not apply to all shares of the same class.

The shares used in the scheme must be:

(a)  of a class listed on a recognised stock exchange; or

(b)  shares in a company which is not under the control of another company;
     or

(c)  shares in a company which is under the control of another company
     (other than a company which is, or would if resident in the UK be, a close company) whose shares are listed on a recognised stock exchange.

The shares used in the scheme form part of the ordinary share capital of:

(a)  the grantor (ie the company which has established the scheme); or

(b)  a company which has control of the grantor; or

(c) a company which either is, or has control of, a company which is a member of a consortium owning either the grantor or a company having control of the grantor.

Where the company whose shares are to be used in a scheme has more than one class of ordinary share, the majority of the issued shares of the same class as those which are to be used must be either employee control shares (see below) or:

(a) must not be held by persons (including trustees holding shares on behalf of such persons) who acquired their shares in pursuance of a right conferred on them or opportunity offered to them as directors or employees of any company, and not in pursuance of an offer to the public; and

(b) if the shares are not listed on a recognised stock exchange and the company is under the control of another company whose shares are so listed, must not be held by companies which have control of the company whose shares are in question or of which that company is an associated company.

Shares are employee control shares if:

(a) the persons holding them are, by virtue of their holding of shares of that class, together able to control the company; and

(b) those persons are, or have been, employees or directors of the company or of another company which is under the control of the company.

(8) UK tax legislation imposes a limit (currently (Pounds)30,000) on the "value" of the outstanding options which may be held by an individual participant in an Inland Revenue approved executive share option scheme.

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